SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): March 19, 2012

LIVEWIRE ERGOGENICS INC.
(Exact Name Of Registrant As Specified In Charter)

Nevada	333-149158	26-1212244
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

1260 N. Hancock Street, Suite 105
Anaheim, CA 92807
(Current Address of Principal Executive Offices)

Phone number: 714-777-7873
(Issuer Telephone Number)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 3.02.                      UNREGISTERED SALES OF EQUITY SECURITIES

Since the Report on Form 10-Q for September 30, 2011, LIVEWIRE ERGOGENICS INC., (the “Registrant”) sold securities for cash and in exchange for amounts due and owing by the Registrant that represent a more than 5% increase in the number of common shares issued and outstanding.

At September 30, 2011, the Registrant had 49,933,529 shares of common stock issued and outstanding.

In December 2011, the Registrant issued 879,070, shares of common stock to pay $175,814 of outstanding principal and interest owed by the Registrant’s wholly owned subsidiary, LiveWire MC2, LLC, a California limited liability company, to 19 persons who held notes.  The Registrant used $.20 per share as the cost basis for the issuance based upon the conversion features in the notes.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The 19 persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering and are exempted securities under Section 3(a)(9) of the Securities Act of 1933 as any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

In February 2012, the Registrant issued 138,125 shares of common stock to pay for services rendered by two persons.  The Registrant used $.20 per share as the cost basis for the issuance.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The two persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

In February 2012, the Registrant issued 120,000 shares of common stock and 120,000 Class A Common Stock Purchase Warrants to 5 persons for $36,000.  The Registrant used $.29 per share as the cost basis for the issuance of the shares and $0.01 per warrant for the common stock purchase warrants.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The 5 persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

In March 2012, the Registrant issued 57,000 shares of common stock and 57,000 Class A Common Stock Purchase Warrants to 5 persons for $17,100.  The Registrant used $.29 per share as the cost basis for the issuance of the shares and $0.01 per warrant for the common stock purchase warrants.  Each common stock purchase warrant grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The 5 persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

In March 2012, the Registrant issued 1,047,240 shares of common stock and 1,047,240 Class A Common Stock Purchase Warrants to resolve $209,448 owed to two officers of the Registrant under their Employment Agreements.  The Registrant used $.20 per share as the cost basis for the issuance of the shares and $0.01 per warrant for the common stock purchase warrants.  Each common stock purchase warrant grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The two persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

In March 2012, the Registrant issued 1,317,803 shares of common stock and 1,317,803 Class A Common Stock Purchase Warrants to resolve $395,341 owed to two persons.  The Registrant used $.29 per share as the cost basis for the issuance of the shares and $0.01 per warrant for the common stock purchase warrants.  Each common stock purchase warrant grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016.  There was no underwriter, no underwriting discounts or underwriting commissions, no general solicitation, no advertisement, and resale restrictions were imposed by placing a Rule 144 legend on the certificates.  The two persons who received securities have such knowledge in business and financial matters that he/she/it is capable of evaluating the merits and risks of the transaction.  This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering.

Following these issuances, the Registrant has 53,645,767 shares of common stock issued and outstanding.

ITEM 8.01.                      OTHER EVENTS

In March 2012, LIVEWIRE ERGOGENICS INC., (the “Registrant” or the “Company”) reached agreements to resolve a portion of its outstanding indebtedness with related parties.  As of February 29, 2012, the Registrant owed: (1) Bill Hodson, CEO and Director, $104,724 in past due salary under his Employment Agreement; (2) Brad Nichols, COO and Director, $104,724 in past due salary under his Employment Agreement; (3) Weed & Co. LLP, its legal counsel, $120,000 under a Fee Agreement; (4) Richard O. Weed, Secretary and Director and principal of Weed & Co. LLP, $40,500 for services as an officer and director; and (5) LiveWire Corporate Communications, Inc., majority owned by the spouse of Brad Nichols, $469,682 for service rendered (of which $234,841 was resolved).  The Registrant issued securities consisting of common stock and Class A Common Stock Purchase Warrants to resolve these debts.  The Registrant used $.20 or $.29 per share as the cost basis for the issuance of the shares of common stock and $0.01 per warrant for the common stock purchase warrants.  These transactions are not the result of arms-length negotiations, but with related persons. The transactions were reviewed, approved, and ratified by the board of directors, but each member of the board had an interest in the transactions.  In light of the foregoing, Investors are cautioned about the risks posed by the lack of an independent board of directors.

In March 2012, Bill Hodson and Brad Nichols exercised their rights under the Contingent Option Agreement dated July 21, 2011 with Rick Darnell.  Based upon the Agreement and fulfillment of contingencies in the Agreement, Bill Hodson and Brad Nichols each acquired 500,000 shares of the Series A Preferred Stock (the “Series A”) from Rick Darnell for $2.00.  Each share of Series A has one thousand (1,000) votes per share and votes with the common stock on all matters.  The Series A voting separately as a class has the right to elect three persons to serve on the board of directors.  As such, the Series A has voting control of the Company and may use its majority voting control to affect the interests of the Company’s common stockholders.  Further, the owners of the Company’s Series A Preferred Stock (the “Series A”) can elect to convert each share of Series A after December 31, 2012 into fifty (50) shares of the Company’s common stock if (i) the Company’s common stock is quoted for public trading in the United States or other international securities market and (ii) the Company's market capitalization (i.e., the number of issued and outstanding shares of common stock multiplied by the daily closing price) has exceeded Fifty Million Dollars ($50,000,000) for 90 consecutive trading days.  These provisions, if exercised by the holders of the Series A, may significantly dilute the Company’s common stockholders after December 31, 2012.

The following table sets forth the ownership, as of March 21, 2012, of our voting securities by each person known by us to be the beneficial owner of more than 5% of our outstanding voting securities, each of our directors and executive officers; and all of our directors and executive officers as a group.  The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose.  This table is based upon information derived from our stock records.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.  Except as set forth below, applicable percentages are based upon 53,645,767 shares of Common Stock outstanding as of March 21, 2012.  The Company’s Series A Preferred Stock has 1,000 votes per share and votes with the Common Stock on all matters.  As such, the owners of the Company’s Series A Preferred Stock have 1,000,000,000 votes on all matters, plus have the right to elect three persons to the Company’s board of directors.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage
Bill Hodson, Board Member, Chief Executive Officer, Treasurer	Common Stock (1) Series A Preferred Stock	10,476,240 500,000	20 50	% %
Brad J. Nichols, Board Member, President, Chief Operating Officer	Common Stock (2) Series A Preferred Stock	12,341,846 500,000	23 50	% %
Richard 0. Weed, Board Member, Corporate Secretary	Common Stock (3)	2,670,000	5%

All officers and Directors as a Group	Common Stock	25,488,086	48%
	Series A Preferred Stock	1,000,000	100%

(1) includes 523,620 Class A Common Stock Purchase Warrants that grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016.
(2) includes 523,620 Class A Common Stock Purchase Warrants that grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016 and 782,803 shares of common stock and 782,803 Class A Common Stock Purchase Warrants owned by Mr. Nichols’s wife Diane Nichols through LiveWire Corporate Communications, Inc.
(3) includes 535,000 Class A Common Stock Purchase Warrants that grants the holder the right to purchase 1 share of common stock at $1.00 per share any time before January 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE ERGOGENICS INC.

Dated: March 21, 2012	By:	/s/Bill J. Hodson
Bill Hodson
Chief Executive Officer

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